================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant |_|

Check the appropriate box:
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     |_|  Definitive Proxy Statement                  the Commission Only (as
     |_|  Definitive Additional Materials             permitted by
     |_|  Soliciting Material Under Rule 14a-12       Rule 14a-6(e)(2))

                               KODIAK ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                               KODIAK ENERGY, INC.
                               734 7th Avenue S.W.
                               Calgary, AB T2P 3P8
                                 (403) 262-8044

                    Notice of Annual Meeting of Shareholders
                           to be held on July 18, 2006


To the Shareholders of Kodiak Energy, Inc.:

         You are cordially invited to attend the annual meeting of shareholders of Kodiak Energy, Inc. to be held at Ramada Hotel, 708 8th Avenue S.W., Calgary Alberta, Canada, on Tuesday, July 18, 2006, at 3:00PM, MST, to consider and act upon the following matters:

         * To elect five directors to serve for the ensuing one-year period or until their successors are elected and qualified;

         *        To approve the stock option plan of Kodiak Energy;

         * To approve an amendment to the certificate of incorporation to change the name of the company to "Kodiak Petroleum Ltd.;

         * To approve an amendment to the certificate of incorporation to increase the number of shares of authorized common stock from 100,000,000 to 300,000,000; and

         * To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

         Only shareholders of record at the close of business on June 1, 2006 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                             By Order of the Board of Directors


                                             Mark Hlady, Chairman of the Board


Calgary, Alberta
June 19, 2006

                               KODIAK ENERGY, INC.

                                 Proxy Statement


                         Annual Meeting of Shareholders
                           to be held on July 18, 2006

                                   ----------

         This proxy statement and the accompanying form of proxy is furnished to shareholders of Kodiak Energy, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the Ramada Hotel, 708 8th Avenue S.W., Calgary, Alberta, Canada on Tuesday, July 18, 2006, at 3:00pm MST, and at any and all postponements or adjournments.


         This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders on Form 10-KSB for the year ended December 31, 2005 are being mailed on or about June 19, 2006 to shareholders of record on June 1, 2006. We are bearing all costs of this solicitation.


What matters am I voting on?

         You are being asked to vote on the following matters:

         * to elect five directors to serve for the ensuing one-year period or until their successors are elected and qualified;

         *        to approve the stock option plan of Kodiak Energy;

         * to approve an amendment to the certificate of incorporation to change the name of the company to "Kodiak Petroleum Ltd.;

         * to approve an amendment to the certificate of incorporation to increase the number of shares of authorized common stock from 100,000,000 to 300,000,000; and

         * any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

         Holders of our common stock as of the close of business on June 1, 2006, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 88,627,568 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

         Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

         * FOR the election of the five director nominees listed below under Proposal 1;

         *        FOR the approval of the stock option plan under Proposal 2;

         * FOR the approval of the amendment to the certificate of incorporation to change the name to Kodiak Petroleum Ltd. under Proposal 3; and

         * FOR the approval of the increase in the number of authorized shares of common stock to 300,000,000 shares under Proposal 4.


         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxy in accordance with his best judgment.

May I change my vote after I return my proxy card?

         You may revoke your proxy at any time before it is exercised by:

         * delivering written notification of your revocation to our secretary;

         *        voting in person at the meeting; or

         *        delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

         A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for each matter?

         The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor. There is no cumulative voting for directors of our company. As there are five directors to be elected, the five persons receiving the highest votes will be elected if nominees other than those nominated by the board are presented.


         The approval of the amendment to change of name and the amendment to increase the number of shares of authorized common stock requires a vote in favor of each proposal representing a majority of the issued and outstanding shares of common stock. Because these proposals require an absolute majority, abstentions and broker non-votes and stockholders withholding their vote will have the effect of a vote against the proposal.

         Each other proposal being voted on at the annual meeting, including the adoption of the stock option plan, will be approved if the number of votes cast at the meeting in favor of the proposal exceeds the number of votes cast in opposition to the proposal. Abstentions and shares deemed present at the meeting but not entitled to vote with respect to each of the proposals (because of either stockholder withholding or broker non-vote) are not deemed voted and therefore will have no effect on such proposal.

How do I vote?

         You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you held your shares in "street name," you should contact either your broker or the company as to the requirements that will enable you to vote your shares at the meeting. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to Olde Monmouth Stock Transfer Company at (732) 872-2728; telephone: (732) 872-2727.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table and accompanying footnotes set forth certain information as of June 1, 2006 with respect to the ownership of our common shares by:

         * each person or group who beneficially owns more than 5% of our common shares;
         *        each of our directors;
         * our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2005; and
         *        all of our directors and executive officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options or conversions of convertible securities. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of June 1, 2006 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

         Name and Address                     Shares
        of Beneficial Owner              Beneficially Owned(1)  Percent of Class
        -------------------              ------------------     ----------------
Mark Hlady(2)...........................      6,900,000              7.79%
William Tighe(3)........................     12,900,000             14.56%
Glenn Watt(4)...........................      9,000,000             10.15%
Peter Schriber(5).......................     12,000,000             13.54%
Marvin Jones(6)                                 200,000               *
1164572 Alberta Limited(7)..............      6,000,000              6.77%
All directors  and  executive
 officers as a group (five persons).....     46,800,000             53.03%

------------------------------------

*        Less than 1%.

(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2) Shares held directly by Mr. Mark Hlady. The business address for Mr. Mark Hlady is c/o Kodiak Energy, Inc 734 7th Avenue S.W. Calgary, AB T2P 3P8.

(3) Includes 12,900,000 shares held by Sicamous Oil & Gas Consultants a company owned by Mr. William Tighe in which he also has voting and dispositive power over their shares of common stock. The business address for Mr. William Tighe is c/o Kodiak Energy, Inc. 734 7th Avenue S.W. Calgary, AB T2P 3P8.

(4) Includes 6,000,000 shares held directly by Mr. Glenn Watt. Includes 3,000,000 shares held by 697580 Alberta Limited which Mr. Watt has voting and dispositive power over their shares of common stock. The business address for Mr. Glenn Watt is c/o Kodiak Energy, Inc. 734 7th Avenue S.W. Calgary, AB T2P 3P8.

(5) Includes 6,000,000 shares held directly by Mr. Peter Schriber. Includes 6,000,000 shares held by Crownfield Investments Inc. which Mr. Schriber has voting and dispositive power over their shares of common stock. The business address for Mr. Peter Schriber is Gotthardstrase 38, ch-8002 Zurich, Switzerland.

(6) Shares held directly by Mr. Marvin Jones. The business address for Mr. Jones is c/o Kodiak Energy, Inc. 734 7th Avenue S.W. Calgary, AB T2P 3P8.

(7) The business address for 1164572 Alberta Limited is Suite 327, 100, 1039 17th Ave SW Calgary


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Our by-laws currently provide for five directors, each of whom will serve a term of one year. At this annual meeting you are being requested to vote on five directors to serve a term expiring at the next annual meeting or until their successors are elected and qualified.

         Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Messrs. Mark Hlady, William Tighe, Peter Schriber, Glenn Watt and Marvin Jones. Our management has no reason to believe that the aforementioned persons will not be a candidate or will be unable to serve. However, if either should become unable or unwilling to serve as a director, your proxies will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees and Executive Officers

         Our directors and executive officers are as follows:


         Name                     Age            Position
         ----                     ---            --------
         Mark Hlady               47             Chairman, CEO and CFO
         William Tighe            54             COO and Director
         Peter Schriber           64             Director
         Glenn Watt               31             Director
         Marvin Jones             70             Director

         Mr. Mark Hlady is the Chief Executive Officer, Chief Financial Officer and Chairman of the Board of the Company. Mr. Hlady has held these positions since September 19, 2005. Prior to joining Kodiak Mr. Hlady was the Chief Executive Officer of Fortress Financial Corp., a private Alberta corporation. Mr. Hlady also currently serves as the President of Global Sport Marketing, managing the PGA's annual golf tournament in Calgary, Alberta. Prior to working for Fortress Financial Corp., Mr. Hlady served three terms as Member of the Legislative Assembly for Calgary-Mountain View of Alberta from June 1993 to November 2004. During his term in the Alberta Legislature Mr. Hlady served on many Oil & Gas and energy related committees including; Chair of the Standing Policy Committee on Energy and Sustainable Development for the Province of Alberta, Standing Policy Committee for Natural Resources of Alberta, Canadian Energy Research Institute (CERI),US Energy Council - Foreign Representative (Canada), Alberta Representative to the Alaska Highway Pipeline Committee, Alberta/Alaska Bilateral Council and Government Representative to the Alberta Land Surveyors Association. Mr. Hlady has a Bachelor of Physical Education from the University of Calgary.

         Mr. William Tighe is the Chief Operating Officer and a Director of the Company. Mr. Tighe has held these positions since September 19, 2005. Mr. Tighe's past experience involves more than 28 years in Operations, Maintenance, C&SU, Management and more recently Major/Minor Projects for both Canadian and other International Oil Companies. These experiences were in a variety of field settings from Heavy Oil Institute, to Sour Gas/Liquids Plants in the Alberta/BC and the sub artic, to design offices, construction, C&SU and operation of Large Gas/Liquids Processing in SE Asia. Since 2004 Mr. Tighe has worked for Suncor Energy Ltd. as a Business Services Manager Growth Planning and Development. From 2000 until 2004 Mr. Tighe worked for Petro China International as Operations Development and Commissioning Manager. Prior to that, Mr. Tighe had extensive experience both in Alberta and internationally in the oil and gas industry. Mr. Tighe attended the University of Calgary where he studied general science and computer science. He holds an Interprovincial Power Engineering Certification II Class.

         Mr. Glenn Watt has been a director of the company since November 28, 2005. Mr. Watt is currently the drilling and completions superintendent for a large royalty trust. He has worked primarily in the Western Canadian Sedimentary Basin. Prior to his current position Mr. Watt worked for another major oil & gas company as a completions superintendent. He has additional field experience working on drilling rigs in Alberta and British Columbia. Mr. Watt has an honors diploma in Petroleum Engineering Technology from the Northern Alberta Institute of Technology and a Bachelor of Applied Petroleum Engineering Technology Degree from the Southern Alberta Institute of Technology.

         Mr. Peter Schriber has been a director of the company since November 28,2005. Mr. Schriber is currently an independent financial consultant. Mr. Schriber is active in mergers and acquisitions as well as debt and equity financing for private and public companies. Prior to 1999 Mr. Schriber was a director and partner of a Vancouver based brokerage firm. Prior to that Mr. Schriber was a Vice President and Manager of Corporate Lending with the Canadian division of a Swiss Bank. Mr. Schriber has a degree in Commerce from a Swiss Institution and he graduated as a Fellow of the Institute of Canadian Bankers. Mr. Schriber is also a member of the Canadian Bankers Association.

         Mr. Marvin Jones has been a director of the company since April 25, 2006. Mr. Jones has more than 45 years of domestic and international oil and gas exploration experience. During the last 30 years he has been engaged in management level drilling and contracting within the industry. For more than the past five years, Mr. Jones has been employed an independent consultant. Prior to that, Mr. Jones was the president of Trinidad Drilling; he was the vice president of Challenger International Services; and he was the vice president of Thomson Industries. He received the CAODC Honorary Life membership Award and is a past president of the CAODC and many other charitable, sports and public organizations. Mr. Jones is a director of Aviator Petroleum, a company listed on the Toronto Venture Exchange.

         During the last five years, no officers or directors have been involved in any legal proceedings, bankruptcy proceedings, criminal proceedings or violated any federal or state securities or commodities laws or engaged in any activity that would limit their involvement in any type of business, securities or banking activities.

Independence of Directors

         Our common stock is traded on the over-the-counter bulletin board. Therefore, the company is not required to have independent members of the board of directors. However, Messrs Schriber, Jones and Watt are independent directors.

Audit Committee and Financial Expert

         Although not required to have one, the board of directors has formed an Audit Committee. The members of the committee are Messrs Peter Schriber and Glenn Watt, both of which are independent directors. Mr. Watt is the chairman of the committee.

         The Audit Committee does not currently have a formal committee charter. Nonetheless it acts in the following capacities: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

         Mr. Schriber is considered a financial expert. His experience as a banker and investment banker has acquainted him with financial statement preparation and interpretative ability of accounting principals and accounting literature, including GAAP

Code of Ethics

         A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

         1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

         2) Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Securities and Exchange Commission and in other public communications made by the company.

         3) Compliance with applicable government laws, rules and regulations.

         4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

         5)       Accountability for adherence to the code.

         We have not adopted a formal code of ethics statement. The board of directors evaluated the business of the company and the number of employees and determined that since the business is operated by a small number of persons two of whom are officers and directors and the other persons are employed by the company as independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Shareholder - Director Communication

         We have neither a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. We do not have any restrictions on shareholder nominations under our articles of incorporation or by-laws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules. Currently the board of directors decides on nominees, on the recommendation of one or more members of the board. Only two of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

         Because the senior management persons and the directors of the company are generally the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

Board of Directors Meetings and Committees

         Our board of directors held meetings or acted by unanimous consent seven times in 2005. We expect our directors to attend all board and committee meetings, if any, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The board of directors does not have a formal policy of attendance of directors at the annual meeting. It does encourage such attendance. The company had an annual meeting on December 27, 2004, and all the members of the then board of directors attended.

Independent Auditor's Fees

         The company paid audit and financial statement preparation fees for December 31, 2004 totaling $3,650 as well as for each of the fiscal year ended March 31, 2004 and March 31, 2003 to Madsen and Associates, CPA's Inc. our predecessor independent auditors.

         For December 31, 2005, the estimated audit fees are $70,900.

         Audit-Related Fees

                  None

         Tax Fees

                  None

         All Other Fees

                  None


Pre-Approval Policies and Procedures

         In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services, the engagement will be approved by our board of directors, or if there is one, the audit committee. Our board of directors approved all of the fees referred to in "Independent Auditor's Fees" above for 2004 and 2005.

Board of Directors Compensation

         Persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.


                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2005, 2004 and 2003, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2005 ("Named Executive Officers").


                                SUMMARY COMPENSATION TABLE

                                                                Long Term Compensation
                                                                        Awards
                                                               ------------------------
                                   Annual Compensation         Restricted
                           ----------------------------------     Stock
                                                      Stock    Underlying    All Other
Name And                   Salary (3)  Bonus  Other  Award(4)    Options    Compensation
Principal Position   Year     ($)       ($)    ($)      ($)        (#)           ($)
------------------   ----  ----------  -----  -----  --------    -------    ------------

Mark Hlady, CEO      2005   $31,172      $0    $0        $0         0            $0
William Tighe, COO   2005   $49,651      $0    $0        $0         0            $0

                      Option/SAR Grants in Last Fiscal Year
                                Individual Grants
-------------------------------------------------------------------------------
                     Number of     % of Total
                    Securities   Options/SAR's
                    Underlying     Granted to
                   Options/SAR's  Employees in Exercise or Base
     Name             Granted     Fiscal Year    Price ($/sh)   Expiration Date
------------------ ------------- ------------- ---------------- ---------------
Mark Hlady, CEO          0             0%             N/A             N/A
William Tighe, COO       0             0%             N/A             N/A

         Messrs. Hlady and Tighe commenced employment with the company September 1, 2005 and September 16, 2005, respectively. Mr. Marc Julian resigned January 13, 2006 and was not paid any compensation in 2004 and 2005 in his capacity as the former president of the company.

Employee Benefit Plans

         On January 4, 2006, the board of directors adopted a stock option plan authorizing up to 4,300,000 shares of common stock for structuring compensation arrangements and to provide an equity incentive for employees and others who are awarded shares under the plan. None of the awards as provided under the plan are allocated to any particular person or class of persons among those eligible to receive awards. There are no awards outstanding under this plan at this time.

         The plan is administered by the board of directors. The awards that may be granted may only include non-incentive options. The board of directors, at the time of an award determines the exercise price, vesting schedule and expiration date. The minimum exercise price under the plan is fair market value on the date of grant. Incentive options may be granted only to employees, otherwise, awards may be granted to officers, directors, employees, and consultants. The plan provides for acceleration of vesting of outstanding awards in certain events.

Equity Compensation Plan Information

         There were no awards of equity compensation during 2005, and there were no outstanding awards from prior years for current management and directors.

Certain Relationships and Related Transactions

         On December 22, 2005, Sicamous Oil & Gas Consultants a company controlled by our Chief Operating Officer, Mr. William Tighe subscribed for 3,225,000 common shares of the company for an aggregate purchase price of $64,500.

         On December 22, 2005, Mr. Mark Hlady, our Chief Executive Officer subscribed for 1,725,000 common shares of the company for an aggregate purchase price of $34,500

         On December 22, 2005, 697580 Alberta Limited a company controlled by a Director of the company Mr. Glenn Watt subscribed for 750,000 common shares of the company for the price of $15,000. Mr. Glenn Watt also subscribed personally for 1,500,000 common shares of the company for $30,000.

         On December 22, 2005, Crownfield Investments, Inc. a company controlled by a Director of the company Mr. Peter Schriber subscribed for 1,500,000 common shares of the company for the price of $30,000. Mr. Schriber also subscribed personally for 1,500,000 common shares of the company for $30,000.

         For the year end December 31, 2005, Kodiak Energy paid Sicamous Oil & Gas Consultants $49,651. Sicamous Oil & Gas Consultants is a company owned by our Chief Operating Officer, Mr. William Tighe.

         For the year end December 31, 2005, Kodiak Energy paid MHC Corporation $31,172. MHC Corporation is a company owned by our Chief Executive Officer Mark Hlady.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the company's common stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2005, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2005, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons, there were no late filings by the officers and directors and other 10% holders of common stock.

                                   PROPOSAL 2:
                        TO APPROVE THE STOCK OPTION PLAN

         On January 4, 2006, our board of directors adopted the stock option plan subject to stockholder approval at the annual meeting. Our board of directors believes that in order to continue to attract and retain directors, officers, employees and consultants of the highest caliber, provide increased incentive and to continue to promote the well-being of our company, it is in the best interest of our company and its stockholders to provide our directors, officers, employees and consultants an opportunity to acquire a proprietary interest in us.

Summary of the Plan

         The following summary of the plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the plan, a copy of which is annexed to this proxy statement as an appendix to this proxy statement.

Administration

         The plan is administered by our board of directors. Subject to the provisions of the plan, the board of directors determines, among other things, the persons to whom from time to time awards may be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards. The interpretation and construction by the board of directors of any provisions of, and the determination by the board of directors of any questions arising under, the plan or any rule or regulation established by the board of directors pursuant to the plan is final and binding on all persons interested in the plan.

Stock subject to the plan

         The plan authorizes a total of 4,300,000 shares of common stock to be granted as stock option awards under the plan. In order to prevent the dilution or enlargement of the rights of holders under the plan, our board of directors may determine whether or not to adjust the terms of the awards or the number of shares reserved for issuance under the plan in the event of any stock split, reverse stock split, stock dividend payable on our shares of common stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award. Shares of our common stock that are awarded under the plan may be either treasury shares or authorized but unissued shares. Treasury shares are those purchased or acquired by us from a shareholder or in the public market. If any award granted under the plan is forfeited or terminated, the shares of common stock reserved for issuance pursuant to the award will be made available for future award grants under the plan. The committee may not grant to any one holder options to purchase more than 500,000 shares of common stock or a number in excess of 2% of the outstanding common stock in any one calendar year in the aggregate under the plan.

Eligibility

         Subject to the provisions of the plan, awards may be granted to key employees, officers, directors and consultants who are deemed to have rendered or are able to render significant services to us or our subsidiaries and who are deemed to have contributed or to have the potential to contribute to our success. Notwithstanding the foregoing, an award may be granted to an individual in connection with his or her hiring or retention, or at any time on or after the date he or she reaches an agreement with us, either oral or in writing, with respect to his or her hiring, even though it may be prior to the date he or she first performs services for us or our subsidiaries. However, no portion of any award of this nature can vest prior to the date that the individual first performs the services he or she was hired or retained to perform.

Types of awards

         Under the plan, only non-qualified options may be awarded to participants. The board of directors will fix the term of each stock option. The exercise price of stock options granted under the plan will be determined by our board of directors at the time of the grant, but in no event will the price be less than the fair market value of the underlying common stock on the last trading day prior to the date the stock option is granted. The board of directors will determine the terms and conditions of stock options and when they will become exercisable. Any requirement that options be exercised in installments may be waived in whole or in part by the board of directors. Payment of the exercise price may be in cash or other property as permitted by the board of directors. A participant has no rights as a shareholder with respect to the shares of our common stock underlying a stock option granted under the plan until shares are actually issued upon exercise of the stock option.

         If the employment of a participant who is an employee of ours or a subsidiary of ours is terminated by reason of the participant's death or disability or other reason, except cause, any stock option held by the participant will automatically terminate except that any vested portion of the option may be exercised by the disabled participant, or by his legal representative or legatee, as the case may be, for a period of one year or a greater or lesser period as may be specified by the board of directors in the grant, from the date of the death or disability or other reason, or until the expiration of the exercise period for the stock option, which ever is shorter.

         Unless otherwise provided in the grant of a stock option, if a participant's employment with us or any of our subsidiaries is terminated for cause, the participant's stock option will automatically terminate.

Accelerated Vesting and Exercisability

         The board of directors may, in its discretion, provide in the case of any option granted under the plan that, in connection with any merger, arrangement or consolidation which results in the holders of the outstanding voting securities of the company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the company, such option shall become exercisable in full or part, notwithstanding any other provision of the plan or of any outstanding options granted there under, on and after (A) the fifteenth day prior to the effective date of such merger, arrangement, consolidation, sale, transfer or acquisition, or (B) the date of commencement of such tender offer or exchange offer, as the case may be.

Withholding taxes

         We may withhold, or require participants to remit to us, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the plan. If permitted by our board of directors, tax withholding may be settled with shares of our common stock, including shares that are part of the award that gives rise to the withholding requirement.

Agreements; Transferability

         Stock options awards granted under the plan will be evidenced by agreements consistent with the plan in a form as prescribed by the board of directors. Neither the plan nor agreements evidencing awards under the plan confer any right to continued employment upon any holder of a stock option award. Further, except as:

         *        expressly provided in the plan,

         *        expressly provided in the grant of an award, or

         * discussed above with respect to the transferability of stock options in certain limited exceptions,

all agreements will provide that the right to exercise stock options cannot be transferred except by will or the laws of descent and distribution.


         Stock options may not be assigned or transferred by a participant except by will or by the laws of descent and distribution, and during the lifetime of a participant, the stock options may only be exercisable by the person to whom it was granted, or, to the extent of legal incapacity or incompetence, the participant's guardian or legal representative. Notwithstanding the foregoing, with the approval of the board of directors, a participant may transfer a stock option:

         * by gift, for no consideration, or pursuant to a domestic relations order, in either case, to or for the benefit of the participant's immediate family; or

         * to an entity in which the participant or members of the participant's immediate family own more than fifty percent of the voting interest, in exchange for an interest in that entity.

Additionally, the transfer will be subject to any additional limits that the board of directors may establish and the execution of any documents that the board of directors may require. If a transfer of this nature is made, the transferee shall remain subject to all the terms and conditions applicable to the stock option prior to the transfer.

Term and amendments

         The plan will terminate when there are no awards outstanding and when no further awards may be granted, provided that incentive options may only be granted until October 31, 2015. Our board of directors has the right to amend, suspend or discontinue any provision of the plan, provided that the action may not adversely affect awards previously granted between a participant and us without the participant's consent.

Federal income tax consequences

         The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         Non-Incentive stock options

         With respect to non-incentive stock options:

         * upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

         * upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

         * we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

         On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

         If the shares acquired upon exercise of a non-incentive stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under the Code, Section 83(b), to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

                 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
           VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO APPROVE THE PLAN

                                   PROPOSAL 3:

                        TO CHANGE THE NAME OF THE COMPANY

         The change of name to Kodiak Petroleum Ltd. will better reflect the business and business plan of the company. Currently, the focus of the business is to acquire and directly or indirectly develop petroleum mineralizations. The board of directors believes that it would be helpful for the conduct of its business for the name of the company to specifically reflect the petroleum focus rather than reflect the greater energy industry.

         The board of directors adopted the form of amendment to the certificate of incorporation to change the name at a meeting, at which the amendment was unanimously approved.

         Attached to this proxy statement is the form of amendment to the certificate of incorporation that will be filed to change the name. The form is Annex B. Notwithstanding the shareholders approving the amendment to change the name, the board of directors may elect not to file the certificate of amendment to change the name if they decide that it is in the best interests of the company to retain its current name.

         Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the change in the name of the company.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
          APPROVAL OF THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO
                              KODIAK PETROLEUM LTD.


                                   PROPOSAL 4:

               TO INCREASE THE COMMON STOCK CAPITAL OF THE COMPANY

         The company is currently authorized by its articles of incorporation to issue 100,000,000 shares of common stock. As of the record date, 88,627,568 shares of common stock were outstanding. In addition, the company has reserved 4,300,000 shares of common stock for issuance under the Stock Option Plan.

         Based on the number of shares of common stock outstanding as of the record date, the need to reserve shares of common stock as set forth above and the current articles of incorporation limit of 100,000,000 shares of common stock, the board of directors does not believe there is an adequate number of authorized shares of common stock under the articles of incorporation for management to be able to plan for the long-term future growth and development of the company and properly capitalize its operations. Accordingly, the board of directors proposes to amend the articles of incorporation to increase the authorized number of shares of common stock by an additional 100,000,000 shares of common stock to 300,000,000 shares of common stock.

         The board of directors believes approval of the amendment to the articles of incorporation to increase the capital is in the best interest of the company and its stockholders. The authorization of additional shares of common stock will enable the company to meet its obligations under the various employee benefit plans, and employment arrangements and issue in the future options and warrants and other equity based securities as the need arises. In addition, the proposed amendment will give the board of directors flexibility to authorize the issuance of shares of common stock in the future for financing the company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

         Approval of the proposal will permit the board of directors to issue additional shares of common stock without further approval of the stockholders of the company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the company from time to time reviews various transactions that could result in the issuance of common stock, the company is not a party to any agreement to issue additional shares of its capital stock, except as may be required in connection with the exercise of existing outstanding options and warrants or upon conversion of outstanding debentures, or in connection with options under the stock option plan or under any other plan or arrangement the board of directors may hereafter approve. Additionally, although the current and additional authorized capital may be used in connection with acquisitions, the company does not have any plans at present to use any capital stock for any corporate acquisitions. We, therefore, do not have any plans, proposals or arrangements for the issuance or use of the additional authorized shares.

         Other than the availability of authorized common stock and limited provisions in the company's by-laws, the company does not have in place provisions which may have an anti-takeover effect. At this annual meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of common stock. This proposal has not resulted from the company's knowledge of any specific effort to accumulate the company's securities or to obtain control of the company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek board representation.

         The issuance of additional shares of common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the company's capital stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the company to pursue its business plans, the market price may increase.

         The holders of common stock of the company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock of the company voted in an election of directors can elect the directors of the company. The holders of common stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefore. The company never has paid cash dividends on its shares of common stock, and does not currently intend to pay any cash dividends. In the event of liquidation, dissolution or winding up of the company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

         The board of directors adopted the form of amendment to the certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares at a meeting at which the amendment was unanimously approved. If the proposal to amend the articles of incorporation is approved, the fourth article of the articles of incorporation will be amended promptly after the meeting to increase the number of shares of common stock the company is authorized to issue to 300,000,000.

         Attached to this proxy statement is the form of amendment to the certificate of incorporation that will be filed to increase the common stock capital of the company to an authorized amount of 300,000,000 shares. The form is Annex B. Notwithstanding the shareholders approving the amendment to increase the authorized capital, the board of directors may elect not to file the certificate of amendment to increase the authorized capital of the company if they decide that it is in the best interests of the company to limit its common stock capital to its current authorized amount.

         Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the increase in the authorized common stock capital of the company.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
      APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
              OF COMMON STOCK OF THE COMPANY TO 300,000,000 SHARES.


                               INDEPENDENT AUDITOR

         A representative of Meyers Norris Penny LLP, our auditors for the year ended December 31, 2005, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders. The board of directors has selected the independent accounting firm of Meyers Norris Penny LLP as our auditors for the year ending December 31, 2006.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

            2007 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

         In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2007 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by March 20, 2006. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder's number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

         Shareholders who wish to recommend to the board of directors a candidate for election to the board of directors should send their letters to Kodiak Energy, Inc., 734 7th Avenue SW, Calgary, AP T2P3P8, Canada, Attention:
Board of Directors. Shareholders must follow certain procedures to recommend to the board of directors candidates for election as directors. In general, in order to provide sufficient time to enable the board of directors to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder's recommendation no later than thirty days after the end of our fiscal year.

                         DISCRETIONARY VOTING OF PROXIES

         Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2007 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office, not later than March 8, 2007.

                           INCORPORATION BY REFERENCE

         This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including our audited financial statements and supplementary data, management's discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

                                  OTHER MATTERS

         The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

                                             By Order of the Board of Directors

                                             Mark Hlady, Chairman of the Board



Calgary, Alberta
June 19, 2006

                                                                         Annex A


                      KODIAK ENERGY INC. STOCK OPTION PLAN


SECTION 1. GENERAL PROVISION

1.1    Purpose

The purpose of the Stock Option Plan (the Plan") of Kodiak Energy Inc. (herein called the "Corporation") is to advance the interests of the Corporation by:

       (A)    providing Eligible Persons with additional incentive;
       (B)    encouraging stock ownership by such Eligible Persons;
       (C) increasing their proprietary interest in the success of the Corporation;
       (D) encouraging them to remain with the Corporation or its Subsidiaries; and
       (E)    attracting new employees, officers and directors.

Options issued under this Plan will not be Incentive Stock Options under Internal Revenue Code Section 422.

1.2    Administration

(A) The Plan shall be administered by the Board of Directors of the Corporation (the "Board")

(B) Subject to the limitations of the Plan, the Board shall have the authority:

       (i) to grant Options to acquire shares of common stock of the Corporation (the "Common Shares") to Eligible Persons;
       (ii) to determine the terms, limitations, restrictions and conditions upon such grants;
       (iii) to interpret the Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable; and
       (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable. The Board's guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon the Corporation and all other persons.

(C) No Option shall be granted under the Plan unless recommended and approved by the Board.

1.3    Interpretation

For the purposes of the Plan, the following terms shall have the following meanings:

(A)    "Code" means the United States Internal Revenue Code of 1986, as amended;

(B) "Eligible Person" means a director, senior officer or employee of, or a consultant or any other person providing services to, the Corporation or of any Subsidiary pursuant to a written contract;

(C) "Fair Market Value" means, subject to applicable exchange requirements, the last closing price for Common Shares on the date of reference on wherever the Corporation is listed, (presently the "Pink Sheets"), or if the Common Shares are not listed or admitted to trading on any exchange, as determined by any other appropriate method selected by the Board.

(D)    "Insider" if used in relation to the Corporation, means:

       (i)    a director or senior officer of the Corporation,
       (ii) a director or senior officer of a company that is an Insider or subsidiary of the Corporation,
       (iii) a person that beneficially owns or controls, directly or indirectly, voting shares carrying more then 10% of the voting rights attached to all outstanding voting shares of the Corporation, or
       (iv)   the Corporation itself if it holds any of its own securities.

(E)    "Option" means an option to acquire Common Shares granted under the Plan;

(F)    "Participant" means an Eligible Person to whom Options have been granted;

(G) "Subsidiary" means any company that is a subsidiary of the Corporation as defined in section 424(f) of the Code;

(H) "Underlying Share" means a Common Share issuable upon the exercise of an Option; and

(I) "Year" with respect to any Option granted under the Plan means the period of 12 months commencing on the date of the granting of such Option or on any anniversary thereof.

Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

1.4    Shares Reserved

All shares of the Corporation issued under the Plan shall be Common Shares in the capital stock of the Corporation. Options may be granted in respect of authorized and unissued Common Shares.


The maximum number of Common Shares which may be reserved for issuance under the Plan shall be 4,300,000, which number is subject to adjustment in accordance with the provisions of the Plan.


The aggregate number of Common Shares with respect to which Options may be granted to any one person (together with their associates) under this Plan, together with all other incentive plans of the Corporation in any one Year:

       (A)    shall not exceed 500,000 Common Shares, and

       (B) in total shall not exceed 2% of the total number of common shares outstanding.

Any Common Shares subject to an Option that for any reason expires without having been exercised, shall again be available for grants under the Plan. No fractional shares shall be issued, and the Board may determine the manner in which fractional share value shall be treated.

In the event of any change in the outstanding Common Shares by reason of any stock dividend or split, recapitalization, merger, arrangement, consolidation, combination or exchange of shares, or other corporate change, or in the event of any issue of rights pursuant to a shareholder rights plan or other similar plan, the Board shall make, subject to the prior approval of any relevant stock exchange, appropriate substitution or adjustment in:

       (A) the number or kind of shares or other securities reserved for issuance pursuant to the Plan; and
       (B) the number and kind of shares subject to unexercised Options theretofore granted and in the Exercise Price of such Options; provided, however, that no substitution or adjustment shall obligate the Corporation to issue or sell fractional shares. In the event of the reorganization of the Corporation or the amalgamation, merger or consolidation of the Corporation with another corporation, or the payment of a special or extraordinary dividend, the Board may make such provision for the protection of the rights of Participants as the Board in its sole discretion deems appropriate.

1.5    Non-Exclusivity

Nothing contained herein shall prevent the Corporation from adopting other or additional compensation arrangements, subject to any required approval.

1.6    Amendment and Termination

No Option shall be granted hereunder after October 31, 2015; provided, however, that the Board of Directors may at any time prior to that date amend, suspend or terminate the Plan or any portion thereof. No such amendments, suspension or termination shall alter or impair any Options or any rights pursuant thereto granted previously to any Participant without the consent of such Participant. Any reduction in the exercise price of Options held by Insiders at the time of the proposed amendment requires disinterested shareholder approval. In the event of termination of the Plan, the provisions of the Plan and any administrative guidelines, and other rules and regulations adopted by the Board and in force at the time of the Plan termination shall continue in effect during such time as an Option or any rights pursuant thereto remain outstanding.

1.7    Compliance with Legislation

The Board may postpone the exercise of any Option or the issue of any Underlying Shares pursuant to the Plan for such time as the Board in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of the Plan or the Common Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that such shares and the Plan are exempt from such registration. The Corporation shall not be obligated by any provision of the Plan or grant thereunder to sell or issue Common Shares in violation of the law of any government or exchange having jurisdiction therein. In addition, the Corporation shall have no obligation to issue any Common Shares pursuant to the Plan unless such Common Shares shall have been duly listed, upon official notice of issuance, with a stock exchange on which such Common Shares are listed for trading.

1.8    Acceleration of Exercisability of Options Upon Occurrence of Certain
       Events

The Board may, in its discretion, provide in the case of any Option granted under the Plan that, in connection with any merger, arrangement or consolidation which results in the holders of the outstanding voting securities of the Corporation (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Corporation, such Option shall become exercisable in full or part, notwithstanding any other provision of the Plan or of any outstanding Options granted thereunder, on and after

(A) the fifteenth day prior to the effective date of such merger, arrangement, consolidation, sale, transfer or acquisition or

(B) the date of commencement of such tender offer or exchange offer, as the case may be.

SECTION 2. OPTIONS

2.1    Grants

Subject to the provisions of the Plan, the Board shall have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set forth in Section 2.3 hereof, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of the Underlying Shares, and the nature of the events, if any, and the duration of the period in which any Participant's rights in respect of the Underlying Shares may be forfeited. An Eligible Person may receive Options on more than one occasion under the Plan and may receive separate Options on any one occasion. At the date of grant of any option hereunder, the Eligible Person must be a bona fide director, officer, employee, consultant (or other person providing services) of the Corporation or its Subsidiaries.

2.2    Option Exercise Price

The Board shall establish the exercise price ("Exercise Price") of each Option at the time such Option is granted, which shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option.

The Exercise Price shall be subject to adjustment in accordance with the provisions of Section 1.4 hereof.

2.3    Exercise of Options

(A) The Board shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, or other property, or any combination thereof, having a value on the exercise date equal to the relevant Exercise Price) in which payment of the Exercise Price may be made or deemed to have been made. The Board may provide for the receipt, without payment by the Participant, of an amount per Option (the "Growth Amount") equal to the difference between the Exercise Price of the Option and the Fair Market Value of the Common Shares, which Growth Amount, at the election of the Participant, will be payable either in cash or by the issuance by the Corporation to the Participant of that number of Common Shares calculated by dividing the Growth Amount by the Fair Market Value of a Common Share.

(B) Options shall not be exercisable later than 5 years after the date of grant.

(C) The Board may determine when any Option shall become exercisable and may determine that the Option can be exercisable in installments.

(D)    Except as otherwise determined by the Board:

       (i) If a Participant ceases to be an Eligible Person as a result of termination for cause (as such term is defined at common law), no Option held by such Participant may be exercised following the date on which such Participant ceased to be an Eligible Person;
       (ii) If a Participant ceases to be an Eligible Person for any reason other than termination for cause or death, any vested Option held by such Participant may continue be exercised by the Participant to and until the earlier of:
              (a) the applicable expiration of the Option Period in respect of such Option; and
              (b) the period after the date on which such Participant ceases to be an Eligible Person that is permitted by the applicable laws, policies, rules and regulations of any stock exchange upon which the Underlying Shares are then listed, posted and/or quoted for trading.; and
       (iii) in the event of death, the heirs, administrators or legal representatives of a Participant may exercise the Participant's Options within twelve months after the date of the Participant's death to the extent such Options were by their terms exercisable prior to his death or within the period of twelve months following his death; but for greater certainty no Option shall be exercisable after its stated termination date. In the event that the heirs, administrators or legal representatives of a Participant who has died exercises the Participant's Option in accordance with the terms of the Plan, the Corporation shall have no obligation to issue the Common Shares until evidence satisfactory to the Corporation has been provided by such heirs, administrators or legal representatives that such heirs, administrators or legal representatives are entitled to acquire the Common Shares under the Plan.

(E) Except as provided in Section 2.3(d), or as otherwise provided in the applicable Option Agreement, during the lifetime of a Participant, Options held by such Participant shall be exercisable only by him and no Option shall be transferable other than by will or the laws of descent and distribution.

(F) Each Option shall be confirmed by an agreement (an "Option Agreement") executed by the Corporation and by the Participant.

(G) If, as and when any Common Shares have been duly issued upon the exercise of an Option and in accordance with the terms of such Option and the Plan, such Underlying Shares shall be conclusively deemed allotted as fully paid and non-assessable shares of the Corporation.

(H) Options may not be exercised for fewer than 1000 Common Shares at any one time, unless the Participant holds Options for less than 1000 Underlying Shares.

SECTION 3. APPROVAL

3.1    Approval

The Plan was approved by the Board of Directors on January 21, 2006, and is anticipated to be approved by the stockholders of the Corporation at its next Annual General Meeting. Prior to receipt of stockholder approval, no options granted to any person under this plan may be exercised.

SECTION 4. MISCELLANEOUS

4.1    Withholding

It shall be a condition to the obligation of the Corporation to issue Common Shares upon exercise of an Option that the Participant (or any beneficiary, transferee or person entitled to act under Sections 2.3(d) or 2.3(e) hereof) pay to the Corporation, upon its demand, such amount as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue such Common Shares.

4.2    Issuance of Certificates; Legends

Common Shares duly acquired under the terms of an Option shall be registered in the name of the Participant and a share certificate representing the number of such Common Shares shall be issued in the name of the Participant, his or her legal representatives or as he, she or they may direct. The Corporation may endorse such legend or legends upon the certificates for Common Shares issued upon the exercise of an Option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its absolute discretion, it determines to be necessary or appropriate.

4.3    Correction of Defects, Omissions, and Inconsistencies

The Board may correct any defect, supply any omission, or reconcile any inconsistency in this Plan in the manner and to the extent it shall deem desirable to carry this Plan into effect, subject to applicable regulatory approval if any.

4.4    Other Actions

Nothing contained in this Plan shall be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including but not by way of limitation, the right of the Corporation to grant Options for proper corporate purposes other than under the Plan with respect to any other person, firm, corporation or association.

              The Plan was adopted by the Board on January 04, 2006

                                                                         Annex B
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               KODIAK ENERGY, INC
             -------------------------------------------------------
                         Pursuant to Section 242 of the
                       General Corporation Law of Delaware
             -------------------------------------------------------

         The undersigned President of Kodiak Energy, Inc. ("Corporation")

 DOES HEREBY CERTIFY:

         FIRST: The name of the Corporation is Kodiak Energy, Inc.

         SECOND: The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph in its entirety and by substituting the following new first paragraph in lieu thereof:

         "The name of this Delaware corporation is: Kodiak Petroleum Ltd."

         THIRD: The Certificate of Incorporation of the Corporation is hereby amended by deleting the fourth paragraph in its entirety and by substituting the following new first paragraph in lieu thereof:

         "The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is three hundred million (300,000,000) shares, all of which shares shall be designated as the common stock, par value $.001 per share."

         FOURTH: The foregoing Amendment to the Certificate of Incorporation was duly approved by the Corporation's Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and thereafter was duly adopted by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon at a meeting of stockholders.

         IN WITNESS WHEREOF, I have executed this Certificate of Amendment this __th day of July ___, 2006.


                                            ----------------------------
                                            By:  Mark Hlady,
                                            Chairman of the Board

================================================================================

                           KODIAK ENERGY, INC. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on July 18, 2006

    P             The undersigned Shareholder(s) of Kodiak Energy, Inc., a
         Delaware corporation ("Company"), hereby appoints Mark Hlady and William Tighe, with full power of substitution, as the agent, attorney and proxy of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 18, 2006 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no
    R instructions are given, this proxy will be voted FOR all of the following proposals.

         1.       Election of the following Directors:

           FOR all nominees listed below except        AGAINST all nominees
           as marked to the contrary below     | |     listed below          | |
    O
                  Mark Hlady, William Tighe, Peter Schriber, Glenn Watt and Marvin Jones

                  INSTRUCTIONS: To vote AGAINST any individual nominee, write that nominee's name in the space below.

                  -----------------------------------------------------
    X
         2.       To approve the stock option plan of Kodiak Energy, Inc..

                  FOR | |               AGAINST | |                  ABSTAIN | |

         3. To approve the amendment to change the name of the Company to Kodiak Petroleum Ltd.
    Y
                  FOR | |               AGAINST | |                  ABSTAIN | |

         4. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                  FOR | |               AGAINST | |                  ABSTAIN | |

         | |      I plan on attending the Annual Meeting.

                                           Date: ___________________, 2006


                                           Signature ___________________________


                                           _____________________________________
                                           Signature if held jointly

                                           Please sign exactly as name appears
                                           above. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by President or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.



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